UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2014
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.
On February 27, 2014, Mylan Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Annual Report”). The 2013 Annual Report contained certain information related to the Company’s acquisition of the Agila Specialties business (“Agila”) from Strides Arcolab Limited (“Strides Arcolab”). In accordance with accounting principles generally accepted in the United States, the Company used the purchase method of accounting to account for this transaction. Under the purchase method of accounting, the assets acquired and liabilities assumed in the transaction were recorded at their respective estimated fair values at the acquisition date. Note 3 to the Consolidated Financial Statements in the 2013 Annual Report included the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for Agila as of December 31, 2013. As noted in the 2013 Annual Report, the preliminary fair value estimates for the assets acquired and liabilities assumed were based upon preliminary calculations, valuations, and assumptions that were subject to change as the Company obtained additional information during the measurement period (up to one year from the acquisition date). During the six months ended June 30, 2014, adjustments, primarily related to working capital and deferred taxes, were made to the preliminary amounts recorded in the 2013 Annual Report. Consequently, the Company has revised its consolidated balance sheet and Notes 3, 4, 5 and 9 to the Consolidated Financial Statements as of December 31, 2013, and certain other balance sheet financial data included within the 2013 Annual Report (collectively, the “Acquisition Revisions”). The Acquisition Revisions do not impact the Company’s consolidated statement of operations, consolidated statement of comprehensive earnings, consolidated statement of cash flows, or consolidated statement of stockholders’ equity.

This Current Report on Form 8-K (“Current Report”) updates the following items that were originally included in the 2013 Annual Report solely to reflect the Acquisition Revisions noted above:

•	Part II, Item 6. Selected Financial Data, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;

•	Part II, Item 8. Financial Statements and Supplementary Data, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;

•
Part IV, Item 15. Exhibits, Consolidated Financial Statement Schedules, 2. Consolidated Financial Statement Schedules: Schedule II - Valuation and Qualifying Accounts, attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report is being filed only for the purposes described above. All other information in the 2013 Annual Report remains unchanged. This Current Report does not modify or update the disclosures in the 2013 Annual Report beyond as described above, nor does it reflect any other subsequent information or events. This Current Report should be read in conjunction with the 2013 Annual Report and the Company’s subsequent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Part II, Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data from the 2013 Annual Report, each as revised.

99.2	Part IV, Item 15. Exhibits, Consolidated Financial Statement Schedules, 2. Consolidated Financial Statement Schedules: Schedule II - Valuation and Qualifying Accounts, as revised.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mylan Inc.

Date:	August 6, 2014	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Part II, Item 6. Selected Financial Data; Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data from the 2013 Annual Report, each as revised.

99.2	Part IV, Item 15. Exhibits, Consolidated Financial Statement Schedules, 2. Consolidated Financial Statement Schedules: Schedule II - Valuation and Qualifying Accounts, as revised.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase